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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          June 18, 2003                                            0-7928
         Date of Report                                   Commission File Number
(Date of earliest event reported)

                        COMTECH TELECOMMUNICATIONS CORP.
             (Exact name of registrant as specified in its charter)

           Delaware                                     11-2139466
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

                                 105 Baylis Road
                            Melville, New York 11747
               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 777-8900
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

      On June 18, 2003, the Board of Directors of Comtech Telecommunications Corp. (the "Company") declared a three-for-two stock split effected in the form of a stock dividend. The additional shares will be issued on July 14, 2003 to stockholders of record at the close of business on June 30, 2003. Stockholders will receive cash in lieu of any fractional shares that otherwise would be issued in connection with the dividend.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

      Exhibit Number                      Description
      --------------                      -----------

           99.1        Press Release of the Company, dated June 18, 2003.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMTECH TELECOMMUNICATIONS CORP.

Dated: June 18, 2003


                                        By: /s/ Robert G. Rouse
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                                            Name: Robert G. Rouse
                                            Title: Senior Vice President
                                                   and Chief Financial Officer


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